UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2021

MACY'S, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-13536	13-3324058
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 West 34th Street, New York, New York 10001

(Address of Principal Executive Offices)

(212) 494-1621

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	M	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 21, 2021, Macy’s, Inc. (“Macy’s”) held its annual meeting of shareholders.  At the annual meeting, shareholders approved the Macy’s, Inc. 2021 Equity and Incentive Compensation Plan (the “2021 Plan”).  The 2021 Plan had been approved by the Board of Directors of Macy’s on March 25, 2021, subject to shareholder approval at the annual meeting, and became effective with shareholder approval on May 21, 2021.

The 2021 Plan is described in Macy’s definitive proxy statement on Schedule 14A for the annual meeting, filed with the Securities and Exchange Commission on April 6, 2021 (the “Proxy Statement”), in the section entitled “Item 4. Approval of the Macy’s, Inc. 2021 Equity and Incentive Compensation Plan,” which description is incorporated herein by reference.  The description of the 2021 Plan in the Proxy Statement is qualified by reference to the actual text of the 2021 Plan, which is set forth in Appendix A to the Proxy Statement and is incorporated herein by reference.

Item 5.07.Submission of Matters to a Vote of Security Holders

The annual meeting of shareholders of Macy’s, Inc. (“Macy’s”) was held virtually on May 21, 2021.  The following is a summary of the matters voted on at the meeting:

1.	Shareholders approved the election of ten directors for a one-year term expiring at the 2022 annual meeting of Macy's shareholders, as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Francis S. Blake	192,364,542	3,757,046	549,755	43,790,631
Torrence N. Boone	194,111,582	1,966,363	593,398	43,790,631
John A. Bryant	193,705,920	2,326,703	638,720	43,790,631
Deirdre P. Connelly	188,045,607	8,031,465	594,271	43,790,631
Jeff Gennette	187,968,032	6,828,115	1,875,196	43,790,631
Leslie D. Hale	194,069,999	1,824,429	776,915	43,790,631
William H. Lenehan	194,084,665	1,887,495	699,183	43,790,631
Sara Levinson	189,651,877	6,362,370	657,096	43,790,631
Paul C. Varga	187,885,912	8,041,611	743,820	43,790,631
Marna C. Whittington	190,395,068	5,685,515	590,760	43,790,631

2.	Shareholders ratified the appointment of KPMG LLP as Macy's independent registered public accounting firm for the fiscal year ending January 29, 2022, as follows:

FOR	AGAINST	ABSTAIN
230,410,804	9,404,305	646,865

3.Shareholders approved the advisory vote to approve named executive officer compensation, as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE

177,607,884	18,182,046	881,413	43,790,631

4. Shareholders approved the Macy’s, Inc. 2021 Equity and Incentive Compensation Plan, as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
183,311,842	12,538,724	820,777	43,790,631

MACY'S, INC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACY'S, INC.

Dated: May 24, 2021	By:	/s/ Elisa D. Garcia
	Name:	Elisa D. Garcia
	Title:	Executive Vice President, Chief Legal Officer and Secretary